UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 26, 2010
UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue Greensboro, North Carolina (Address of Principal Executive Offices)		27410 (Zip Code)
Registrant’s telephone number, including area code: (336) 294-4410
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS
On August 26, 2010, the Board of Directors of Unifi, Inc. (the “Registrant”) approved a 1-for-3 reverse stock split of the Registrant’s common stock, subject to shareholder approval. In addition, the Registrant issued a press release announcing that it will seek shareholder approval of the reverse stock split transaction, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Although the Registrant plans to seek shareholder approval of the reverse stock split, there can be no assurances that it will be consummated or that it will achieve its intended effects. Also, the Registrant reserves the right, in its discretion, to abandon the reverse stock split at any time prior to filing with the New York Secretary of State of the applicable amendment to its Restated Certificate of Incorporation.
Important Information
In connection with the reverse stock split, the Registrant will file a proxy statement and other materials with the Securities and Exchange Commission. Before making any voting or investment decision, investors are urged to read the proxy statement and these materials when they become available because they will contain important information. The Registrant and its officers and directors may be deemed to be participants in the solicitation of proxies with respect to the proposed reverse stock split. Information regarding such individuals is included in the Registrant’s proxy statements and Annual Reports on Form 10-K previously filed with the Securities and Exchange Commission and will be included in the proxy statement relating to the proposed reversed stock split when it becomes available. Investors may obtain the Registrant’s proxy statement, when it becomes available, any amendments or supplements to the proxy statement and other relevant documents free of charge at www.sec.gov. Investors may also obtain a free copy of the Registrant’s proxy statement, when it becomes available, any amendments and supplements to the proxy statement and other relevant documents by writing to Unifi, Inc. at 7201 West Friendly Avenue, Greensboro, NC 27410, Attn: Charles F. McCoy, V.P., Secretary and General Counsel or at www.unifi.com under the “Investor Relations” section and then under the heading “SEC Filings.”

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated August 26, 2010 with respect to the reverse stock split proposal.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.
By:	/s/ Charles F. McCoy
Charles F. McCoy
Vice President, Secretary and General Counsel

Dated: August 26, 2010

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated August 26, 2010 with respect to the reverse stock split proposal.